                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21407
                                              -------------------

                  NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2006
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 SEMIANNUAL REPORT JUNE 30, 2006

                        NUVEEN INVESTMENTS
                        EXCHANGE-TRADED
                        CLOSED-END
                        FUNDS

                      NUVEEN
                 DIVERSIFIED
                DIVIDEND AND
                 INCOME FUND
                         JDD

                        HIGH CURRENT INCOME AND
                        TOTAL RETURN FROM A
                        PORTFOLIO OF DIVIDEND-PAYING
                        COMMON STOCKS, REIT STOCKS,
                        EMERGING MARKETS SOVEREIGN
                        DEBT, AND SENIOR LOANS

                                                                     NUVEEN LOGO

COVER PHOTO

INSIDE COVER PHOTO

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     you wish.

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
         brokerage account.
         (Be sure to have the address
         sheet that accompanied this
         report handy. You'll need it to
         complete the enrollment process.)

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder:

      I am very pleased to report that over the six-month period covered by this report, your Fund continued to provide you with attractive monthly distributions and diversified exposure to a variety of important market sectors and asset classes. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"IN ADDITION TO PROVIDING REGULAR MONTHLY INCOME, AN INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

August 11, 2006

Nuveen Investments Exchange-Traded Closed-End Funds (JDD)

PORTFOLIO MANAGERS'
          COMMENTS

THE NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND FEATURES PORTFOLIO MANAGEMENT BY TEAMS AT FOUR SUBADVISERS:

NWQ Investment Management Company, LLC, ("NWQ") an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The real estate portion of the Fund is managed by a team at Security Capital Research & Management Incorporated ("Security Capital"), a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 22 years experience in managing real estate investments, lead the team.

Wellington Management Company, LLP ("Wellington") invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Symphony Asset Management, LLC, ("Symphony") an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Here representatives from NWQ, Security Capital, Wellington and Symphony talk about the markets, their management strategies and the performance of the Fund for the six-month period ended June 30, 2006.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006?
We continue to view the leveraged loan market favorably with near historic low default rates over the past 24 months, improved market liquidity and new companies coming to market. Strong investor demand, however has allowed many deals to be structured with aggressive leverage levels. We continue to position the portfolio in a defensive manner, avoiding credits we feel are too aggressively leveraged or do not have a strong credit profile. The volatility experienced during the second quarter has presented new opportunities in the new-issue market. Recently, we have found an increase in new deals with attractive pricing, solid collateral and appropriate covenants. A combination of these characteristics has been less prevalent recently in a strong market environment.

For the dividend-paying common stock portion of the Fund's portfolio, there were no changes to our management strategy as the portfolio's assets continue to be well-diversified, and invested in dividend producing securities. We employ an opportunistic approach to investing, utilizing a bottom-up strategy that is focused on identifying attractively valued companies which possess favorable risk/reward characteristics and emerging catalysts that we believe could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of hidden assets/free options, or a turn in the underlying fundamentals. We also continue to focus on downside protection, and pay a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We focus on cash flow analysis believing it offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the period, we took new positions in five common stock securities, and added to our stakes in several existing holdings. The new investments include CBS Corporation, Clear Channel Communications, Inc., Pfizer Inc., Stora Enso Oyj, and Vodafone Group PLC. Our analysis indicated these companies possessed solid fundamentals, compelling valuations, and an attractive risk/reward relationship. Conversely, we eliminated our positions in Albertson's, Inc., Arkema, Embarq Corp., Kerr-McGee Corporation, Sprint-Nextel Corporation, and Tronox Inc.

In the emerging markets debt sleeve of the Fund, we sought to add value by identifying countries and securities with attractive risk and return profiles. In Central and Eastern Europe, we maintained an overweight to Russia as the country continued to use fiscal and current account surpluses to reduce debt, thereby boosting its credit profile. We were underweight countries with relatively weak fundamentals and valuations, such as Hungary and Turkey.

In Latin America, our overweight to Argentina was based on the country's strong macroeconomic performance and continued improvement in the country's debt servicing capacity. We were overweight Brazil as the country was well positioned from a credit perspective, since its government is actively reducing its external debt.

In Asia, we found attractive valuations in the debt of the Philippines and Indonesia. Economic policy frameworks have improved in both countries and debt markets are only slowly reflecting the associated reductions in credit risk. Other Asian countries remain fundamentally strong, but valuations limit upside potential.

Finally, in anticipation of higher market volatility brought on by a combination of rising inflation and slower economic growth, we moved the portfolio into a moderately defensive position in the second quarter. We favored higher quality countries and increased our allocation to cash during this period. We remain constructive on the fundamental outlook of emerging markets, and look for opportunities to add risk following the recent market sell-off.

As of June 30, 2006, the real estate portion of the portfolio was predominately invested in common stocks. We continued to focus on finding what we believed would be the best opportunities to generate sustainable income and potential price appreciation over the long-run. In particular, we sought to maintain significant diversification within the real estate sector while taking into account company credit quality, sector and geographic exposure and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security.

HOW DID THE FUND PERFORM DURING THE PERIOD?

TOTAL RETURNS ON NET ASSET VALUE
For the six-months ended June 30, 2006

JDD                                 7.38%
--------------------------------------------------------------------------------------------
Comparative Benchmark(1)            6.36%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 Comparative benchmark performance is a blended return consisting of: 1) 18.75%
  of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. See the Performance Overview Page for additional information.

One security that positively impacted the performance of the senior loan component of the Fund over the period was the Federal-Mogul Corporation term loan. The Federal-Mogul Corporation term loan traded up during the period due to the expectation that the company will emerge out of bankruptcy soon. Successful restructuring efforts and financial results show they are making progress on their emergence from chapter 11.

The Fund had several common equity investments that produced double-digit gains for the period. With a gain of over 50% for the period, our best performing holding was Kerr-McGee as the company received an all-cash takeover offer from Anadarko Petroleum Corp. Our remaining energy investments posted returns of 5-13% as high oil prices and increased production volumes are driving record earnings and cash flows. Increased industry consolidation and positive fundamentals also contributed to the 35% rise in our shares of Korean-based steel manufacturer, POSCO. The portfolio's investment in iron-ore manufacturer, Rio Tinto PLC, also posted a double-digit gain.

Other notable investments during the period include IndyMac Bancorp Inc. as the company continues to show strong fundamental trends despite the current headwinds of rising interest rates and a slowing mortgage origination market; Carolina Group appreciated due to an improving litigation environment and higher operating results; and our stakes in AT&T Inc. and Verizon Communications appreciated given their attractive valuations and improving trends in the telecommunications sector.

In the emerging markets sovereign debt portion of the portfolio, the Fund benefited from decisions to overweight Argentina and the Philippines and to underweight Turkey and Hungary. A move to increase cash positions and exposure to high-quality credits in the second quarter was additive to performance results.

For the six-month period ended June 30, 2006, the real estate portion of the Fund modestly outperformed a commonly followed industry benchmark. Over this period, we favored real estate companies with high quality management teams, strong balance sheets and potential for price appreciation, with property portfolios generally situated in urban markets characterized by high barriers-to-entry. Performance benefited from the increased representation of investments in apartment and lodging companies, sectors characterized by short-duration lease terms, and thus the ability to rapidly raise rents in an improving economy.

The Fund had several holdings that constrained the Fund's performance over this reporting period. One corporate bond position that had a negative impact on the portfolio was KB Homes. The KB Home 8.625% bond traded down during the period due to the decrease in new home orders and investor concern about a severe slowdown in homebuilding activity. This concern has been caused by increasing mortgage rates and a slowdown in new home orders.

In the equity portfolio, our investments in International Paper Co. and Packaging Corp. of America posted modest declines of 4% due to rising cost pressures and weak demand characteristics in the paper industry. Alumina Ltd declined 8% on rising cost pressures and concerns of increased Chinese production, and our investments in insurance broker, Aon Corp., struggled modestly after reporting core operating earnings that were slightly below expectations. The stock had appreciated strongly in the past year, moving its valuation a bit ahead of itself. Notwithstanding the recent softness in the stock price, we believe the Aon story remains very compelling as the company is well-positioned to generate strong revenue growth and margin expansion through ongoing restructuring initiatives and the possible monetization of its underwriting businesses.

In its emerging markets sovereign debt sleeve, relative detractors from performance were primarily due to overweightings to Russia, Mexico and Malaysia and security selection in Argentina.

In the real estate portion of the Fund, in seeking to maintain the income and sector diversification objectives of the Fund, our investments in the higher yielding, but historically defensive healthcare sector underperformed the Benchmark as a whole.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferred(TM). FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying investments as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains. During the six-month period, the Fund maintained its monthly distribution of $0.110 per share.

As of June 30, 2006, the Fund was trading at a -3.26% discount to its net asset value. This discount was less than the average -3.69% discount the Fund exhibited over the course of the six-month reporting period.

We are providing shareholders with an estimate of the source of the Fund's monthly distribution as of June 30, 2006. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The final determination of the source and tax characteristics of all distributions will be made after December 31, 2006 and reported to you on Form 1099-DIV early in 2007. More details about the Fund's distributions are available monthly on www.nuveen.com/cef.

The Fund estimates that its monthly distribution is comprised of 65% net investment income and, pursuant to the Fund's managed distribution policy, 35% capital appreciation consisting of either net realized capital gains and/or a return of capital (generally representing net unrealized capital gains). The components of the Fund's net investment income are estimated to be 86% ordinary income, 8% capital gains, and 6% return of capital. A portion of the Fund's net investment income represents distribution payments received from securities of real estate investment trusts (REITs) which may be re-characterized by the REITs for tax purposes after calendar year-end.

The foregoing presents information about the expected tax characteristics of the Fund's distributions, to conform to a federal securities law requirement that any fund paying distributions from any sources other than net income disclose to shareholders the distribution portions attributable to such other sources. The Fund provides this type of information on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that Fund shareholders are most concerned about the tax character of their distributions (and might well be confused by information about distribution characteristics that differed from the tax-based characteristics), and because the Fund also believes that the distributions' tax characteristics fairly represent the economic basis of the Fund's distributions and returns. The breakdown of distribution characteristics according to GAAP likely would differ from the expected tax characteristics shown above.

Nuveen Diversified Dividend and Income Fund
JDD

PERFORMANCE
     OVERVIEW As of June 30, 2006


PORTFOLIO APPLICATION
(as a % of total investments)
-------------------------------------------------------------------------------------
Real Estate Investment Trust Common Stocks, $25 Par (or
  similar) Securities and Convertible Bonds                                     30.2%
-------------------------------------------------------------------------------------
Common Stocks                                                                   26.0%
-------------------------------------------------------------------------------------
Emerging Markets Sovereign Debt and Foreign Corporate Bonds                     20.8%
-------------------------------------------------------------------------------------
Variable Rate Senior Loan Interests                                             18.9%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           2.3%
-------------------------------------------------------------------------------------
Corporate Bonds                                                                  1.8%
-------------------------------------------------------------------------------------

BAR CHART:
2005-2006 MONTHLY DISTRIBUTIONS PER SHARE

Jul                                                                             0.1025
Aug                                                                             0.1025
Sep                                                                             0.1075
Oct                                                                             0.1075
Nov                                                                             0.1075
Dec                                                                             0.1075
Jan                                                                             0.1100
Feb                                                                             0.1100
Mar                                                                             0.1100
Apr                                                                             0.1100
May                                                                             0.1100
Jun                                                                             0.1100

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.

7/01/05                                                                          15.27
                                                                                 15.33
                                                                                 15.48
                                                                                 15.65
                                                                                 15.53
                                                                                 15.58
                                                                                 15.60
                                                                                 15.44
                                                                                 15.45
                                                                                 15.77
                                                                                 15.72
                                                                                 15.64
                                                                                 15.67
                                                                                 15.56
                                                                                 15.66
                                                                                 15.65
                                                                                 15.94
                                                                                 15.99
                                                                                 16.00
                                                                                 16.00
                                                                                 16.00
                                                                                 16.05
                                                                                 16.14
                                                                                 16.16
                                                                                 16.16
                                                                                 16.20
                                                                                 15.93
                                                                                 15.79
                                                                                 15.90
                                                                                 15.86
                                                                                 15.80
                                                                                 15.71
                                                                                 15.77
                                                                                 15.86
                                                                                 15.88
                                                                                 16.00
                                                                                 15.94
                                                                                 15.99
                                                                                 15.93
                                                                                 15.65
                                                                                 15.53
                                                                                 15.44
                                                                                 15.43
                                                                                 15.59
                                                                                 15.84
                                                                                 15.90
                                                                                 16.12
                                                                                 16.23
                                                                                 16.12
                                                                                 16.24
                                                                                 16.39
                                                                                 16.19
                                                                                 16.05
                                                                                 15.95
                                                                                 15.92
                                                                                 15.90
                                                                                 15.94
                                                                                 15.80
                                                                                 15.72
                                                                                 15.76
                                                                                 15.74
                                                                                 15.68
                                                                                 15.77
                                                                                 15.95
                                                                                 15.82
                                                                                 16.03
                                                                                 16.10
                                                                                 16.00
                                                                                 15.83
                                                                                 16.05
                                                                                 16.08
                                                                                 16.08
                                                                                 15.70
                                                                                 15.35
                                                                                 15.24
                                                                                 15.10
                                                                                 15.00
                                                                                 14.94
                                                                                 14.72
                                                                                 14.84
                                                                                 15.11
                                                                                 15.11
                                                                                 15.00
                                                                                 15.06
                                                                                 15.12
                                                                                 15.49
                                                                                 15.32
                                                                                 15.49
                                                                                 15.54
                                                                                 15.75
                                                                                 15.70
                                                                                 15.82
                                                                                 15.90
                                                                                 15.92
                                                                                 15.55
                                                                                 15.50
                                                                                 15.54
                                                                                 15.62
                                                                                 15.48
                                                                                 15.71
                                                                                 15.56
                                                                                 15.45
                                                                                 15.45
                                                                                 15.64
                                                                                 15.90
                                                                                 15.82
                                                                                 16.05
                                                                                 16.04
                                                                                 15.90
                                                                                 15.93
                                                                                 16.15
                                                                                 16.02
                                                                                 16.10
                                                                                 16.05
                                                                                 16.24
                                                                                 16.05
                                                                                 16.00
                                                                                 16.05
                                                                                 16.12
                                                                                 15.80
                                                                                 15.90
                                                                                 16.03
                                                                                 15.87
                                                                                 16.03
                                                                                 15.90
                                                                                 16.01
                                                                                 16.24
                                                                                 16.35
                                                                                 16.35
                                                                                 16.44
                                                                                 16.21
                                                                                 16.16
                                                                                 16.34
                                                                                 16.75
                                                                                 16.70
                                                                                 16.85
                                                                                 16.92
                                                                                 16.81
                                                                                 16.69
                                                                                 16.45
                                                                                 16.65
                                                                                 16.65
                                                                                 16.83
                                                                                 16.84
                                                                                 16.62
                                                                                 16.61
                                                                                 16.71
                                                                                 16.70
                                                                                 16.62
                                                                                 16.80
                                                                                 16.80
                                                                                 16.75
                                                                                 16.86
                                                                                 16.84
                                                                                 16.99
                                                                                 16.80
                                                                                 17.00
                                                                                 16.65
                                                                                 16.55
                                                                                 16.58
                                                                                 16.67
                                                                                 16.72
                                                                                 16.82
                                                                                 16.84
                                                                                 16.70
                                                                                 16.84
                                                                                 16.98
                                                                                 17.00
                                                                                 16.95
                                                                                 16.95
                                                                                 17.08
                                                                                 17.05
                                                                                 17.15
                                                                                 17.13
                                                                                 17.04
                                                                                 17.17
                                                                                 16.98
                                                                                 17.04
                                                                                 16.99
                                                                                 16.95
                                                                                 16.90
                                                                                 16.92
                                                                                 16.91
                                                                                 17.00
                                                                                 16.95
                                                                                 17.05
                                                                                 16.90
                                                                                 17.06
                                                                                 16.97
                                                                                 16.95
                                                                                 16.93
                                                                                 16.90
                                                                                 17.11
                                                                                 17.19
                                                                                 17.14
                                                                                 17.13
                                                                                 16.98
                                                                                 16.67
                                                                                 16.63
                                                                                 16.67
                                                                                 16.25
                                                                                 16.30
                                                                                 16.79
                                                                                 16.84
                                                                                 16.84
                                                                                 16.94
                                                                                 16.97
                                                                                 16.98
                                                                                 16.97
                                                                                 16.95
                                                                                 16.95
                                                                                 17.09
                                                                                 17.01
                                                                                 17.00
                                                                                 16.95
                                                                                 17.13
                                                                                 17.18
                                                                                 17.22
                                                                                 17.17
                                                                                 17.24
                                                                                 17.05
                                                                                 16.94
                                                                                 16.91
                                                                                 16.49
                                                                                 16.74
                                                                                 16.66
                                                                                 16.48
                                                                                 16.65
                                                                                 16.45
                                                                                 16.87
                                                                                 16.84
                                                                                 16.62
                                                                                 16.60
                                                                                 16.74
                                                                                 16.98
                                                                                 17.00
                                                                                 16.94
                                                                                 16.79
                                                                                 16.88
                                                                                 16.99
                                                                                 17.01
                                                                                 16.81
                                                                                 16.83
                                                                                 17.00
                                                                                 16.78
                                                                                 16.62
                                                                                 16.58
                                                                                 16.41
                                                                                 16.25
                                                                                 16.34
                                                                                 16.47
                                                                                 16.35
                                                                                 16.40
                                                                                 16.60
6/30/06                                                                          16.89


FUND SNAPSHOT

----------------------------------------------------------------------
Common Share Price                                              $16.89
----------------------------------------------------------------------
Common Share Net Asset Value                                    $17.46
----------------------------------------------------------------------
Premium/(Discount) to NAV                                       -3.26%
----------------------------------------------------------------------
Current Distribution Rate(1)                                     7.82%
----------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                          $351,808
----------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/03)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                                7.40%       7.38%

-------------------------------------------------------------------------------------
1-Year                                                             22.72%      14.22%

-------------------------------------------------------------------------------------
Since
Inception                                                          13.75%      16.51%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------
Real Estate Investment Trust                                  30.2%
-------------------------------------------------------------------
Sovereign Debt                                                20.8%
-------------------------------------------------------------------
Media                                                          4.7%
-------------------------------------------------------------------
Diversified Telecommunication Services                         3.3%
-------------------------------------------------------------------
Hotels, Restaurants & Leisure                                  3.1%
-------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                    3.0%
-------------------------------------------------------------------
Aerospace & Defense                                            2.9%
-------------------------------------------------------------------
Tobacco                                                        2.4%
-------------------------------------------------------------------
Diversified Financial Services                                 1.8%
-------------------------------------------------------------------
Thrifts & Mortgage Finance                                     1.8%
-------------------------------------------------------------------
Containers & Packaging                                         1.7%
-------------------------------------------------------------------
Metals & Mining                                                1.7%
-------------------------------------------------------------------
Electric Utilities                                             1.5%
-------------------------------------------------------------------
Commercial Banks                                               1.5%
-------------------------------------------------------------------
Household Durables                                             1.5%
-------------------------------------------------------------------
Commercial Services & Supplies                                 1.4%
-------------------------------------------------------------------
Short-Term Investments                                         2.3%
-------------------------------------------------------------------
Other                                                         14.4%
-------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------
Office                                                        10.3%
-------------------------------------------------------------------
Residential                                                    6.3%
-------------------------------------------------------------------
Specialized                                                    6.0%
-------------------------------------------------------------------
Retail                                                         4.5%
-------------------------------------------------------------------
Diversified                                                    1.7%
-------------------------------------------------------------------


EMERGING MARKETS SOVEREIGN DEBT
AND FOREIGN CORPORATE BONDS
TOP FIVE COUNTRIES
(as a % of total investments)

------------------------------------------------------------------
Russian Federation                                            1.9%
------------------------------------------------------------------
Argentina                                                     1.6%
------------------------------------------------------------------
Peru                                                          1.3%
------------------------------------------------------------------
Mexico                                                        1.1%
------------------------------------------------------------------
Malaysia                                                      1.1%
------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Shareholder
       MEETING REPORT

The shareholder meeting was held in the offices of Nuveen Investments on March 29, 2006.

------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common and
                                                                  Preferred      Preferred
                                                              shares voting  shares voting
                                                                   together       together
                                                                 as a class     as a class
------------------------------------------------------------------------------------------
Robert P. Bremner
    For                                                          18,933,136             --
    Withhold                                                        160,013             --
------------------------------------------------------------------------------------------
   Total                                                         19,093,149             --
------------------------------------------------------------------------------------------
Lawrence H. Brown
    For                                                          18,924,556             --
    Withhold                                                        168,593             --
------------------------------------------------------------------------------------------
   Total                                                         19,093,149             --
------------------------------------------------------------------------------------------
Jack B. Evans
    For                                                          18,951,934             --
    Withhold                                                        141,215             --
------------------------------------------------------------------------------------------
   Total                                                         19,093,149             --
------------------------------------------------------------------------------------------
William C. Hunter
    For                                                          18,951,849             --
    Withhold                                                        141,300             --
------------------------------------------------------------------------------------------
   Total                                                         19,093,149             --
------------------------------------------------------------------------------------------
William J. Schneider
    For                                                                  --          4,174
    Withhold                                                             --             38
------------------------------------------------------------------------------------------
   Total                                                                 --          4,212
------------------------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                                  --          4,174
    Withhold                                                             --             38
------------------------------------------------------------------------------------------
   Total                                                                 --          4,212
------------------------------------------------------------------------------------------
Judith M. Stockdale
    For                                                          18,942,510             --
    Withhold                                                        150,639             --
------------------------------------------------------------------------------------------
   Total                                                         19,093,149             --
------------------------------------------------------------------------------------------
Eugene S. Sunshine
    For                                                          18,951,474             --
    Withhold                                                        141,675             --
------------------------------------------------------------------------------------------
   Total                                                         19,093,149             --
------------------------------------------------------------------------------------------

Nuveen Diversified Dividend and Income Fund (JDD)

Portfolio of
        INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 34.7% (26.0% OF TOTAL INVESTMENTS)
             AEROSPACE & DEFENSE - 2.1%
    50,000   Lockheed Martin Corporation                                                                     $    3,587,000
    85,000   Raytheon Company                                                                                     3,788,450
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                            7,375,450
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 1.9%
    69,200   Bank of America Corporation                                                                          3,328,520
    65,000   Wachovia Corporation                                                                                 3,515,200
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               6,843,720
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 1.2%
   105,000   Pitney Bowes Inc.                                                                                    4,336,500
---------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.9%
   146,300   Packaging Corp. of America                                                                           3,221,526
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 2.4%
   100,000   Citigroup Inc.                                                                                       4,824,000
    85,000   JPMorgan Chase & Co.                                                                                 3,570,000
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                 8,394,000
             --------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 3.6%
   175,500   AT&T Inc.                                                                                            4,894,695
    90,000   KT Corporation, Sponsored ADR                                                                        1,930,500
    52,500   Telecom Italia S.p.A., Sponsored ADR                                                                 1,465,800
   131,100   Verizon Communications Inc.                                                                          4,390,539
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                        12,681,534
             --------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 1.4%
    67,100   EDP -- Energias de Portugal, S.A., Sponsored ADR                                                     2,638,372
   118,000   Korea Electric Power Corporation (KEPCO),                                                            2,237,280
              Sponsored ADR
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                             4,875,652
             --------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.4%
    60,812   J. Sainsbury PLC, Sponsored ADR                                                                      1,489,894
---------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES -- 0.8%
   112,000   Newell Rubbermaid Inc.                                                                               2,892,960
---------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 1.3%
    73,000   Kimberly-Clark Corporation                                                                           4,504,100
---------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.5%
    76,300   Aon Corporation                                                                                      2,656,766
    30,000   Hartford Financial Services Group, Inc.                                                              2,538,000
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                      5,194,766
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 1.3%
    55,000   CBS Corporation, Class B                                                                             1,487,750
    57,300   Clear Channel Communications, Inc.                                                                   1,773,435
    33,900   Dow Jones & Company, Inc.                                                                            1,186,839
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                          4,448,024
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.8%
    84,900   Alumina Limited, Sponsored ADR                                                                       1,706,490
    33,000   POSCO, ADR                                                                                           2,207,700
    12,100   Rio Tinto PLC, Sponsored ADR                                                                         2,537,491
---------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                6,451,681
             --------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.4%
    37,800   Dominion Resources, Inc.                                                                        $    2,827,062
    82,800   United Utilities PLC, Sponsored ADR                                                                  1,963,188
---------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                4,790,250
             --------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 3.4%
    33,000   Chevron Corporation                                                                                  2,047,980
    41,800   ConocoPhillips                                                                                       2,739,154
    57,500   Eni S.p.A., Sponsored ADR                                                                            3,378,125
    60,000   Total SA, Sponsored ADR                                                                              3,931,200
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                   12,096,459
             --------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 1.4%
   105,500   International Paper Company                                                                          3,407,650
    97,000   Stora Enso Oyj, Sponsored ADR                                                                        1,356,060
---------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                        4,763,710
             --------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 1.6%
   110,000   Merck & Co. Inc.                                                                                     4,007,300
    71,000   Pfizer Inc.                                                                                          1,666,370
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                5,673,670
             --------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 2.3%
    81,600   Fannie Mae                                                                                           3,924,960
    94,100   IndyMac Bancorp, Inc.                                                                                4,314,485
---------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                     8,239,445
             --------------------------------------------------------------------------------------------------------------
             TOBACCO - 3.2%
    88,200   Altria Group, Inc.                                                                                   6,476,525
    91,000   Loews Corp -- Carolina Group                                                                         4,674,670
---------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                       11,151,195
             --------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.8%
   126,000   Vodafone Group PLC                                                                                   2,683,800
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $96,433,547)                                                             122,108,336
             --------------------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 38.5% (28.8% OF TOTAL INVESTMENTS)
             DIVERSIFIED - 2.2%
   455,000   Newkirk Realty Trust Inc.                                                                       $    7,898,799
---------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL - 1.1%
   106,000   First Industrial Realty Trust, Inc.                                                                  4,021,640
---------------------------------------------------------------------------------------------------------------------------
             MORTGAGE - 0.9%
    45,000   American Home Mortgage Investment Corp.                                                              1,658,700
   220,000   MFA Mortgage Investments, Inc.                                                                       1,513,600
---------------------------------------------------------------------------------------------------------------------------
             Total Mortgage                                                                                       3,172,300
             --------------------------------------------------------------------------------------------------------------
             OFFICE - 12.9%
   200,300   Brandywine Realty Trust                                                                              6,443,651
   219,100   Equity Office Properties Trust                                                                       7,999,336
   192,000   Glenborough Realty Trust Incorporated                                                                4,135,680
   435,600   HRPT Properties Trust                                                                                5,035,536
   158,900   Mack-Cali Realty Corporation                                                                         7,296,687
   146,800   Maguire Properties, Inc.                                                                             5,162,956
   115,400   Reckson Associates Realty Corporation                                                                4,775,252
   416,000   Republic Property Trust                                                                              4,110,080
---------------------------------------------------------------------------------------------------------------------------
             Total Office                                                                                        44,959,178
             --------------------------------------------------------------------------------------------------------------
             RESIDENTIAL - 7.4%
   114,900   Archstone-Smith Trust                                                                                5,844,963
    57,500   AvalonBay Communities, Inc.                                                                          6,360,650
    86,200   Camden Property Trust                                                                                6,340,010
   164,400   Post Properties, Inc.                                                                                7,453,895
---------------------------------------------------------------------------------------------------------------------------
             Total Residential                                                                                   25,999,518
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION (1)                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------------------
             RETAIL - 6.0%
   252,900   Cedar Shopping Centers Inc.                                                                     $    3,722,688
    73,500   Federal Realty Investment Trust                                                                      5,145,000
   221,000   Kite Realty Group Trust                                                                              3,445,390
    49,900   Macerich Company                                                                                     3,502,980
   107,100   New Plan Excel Realty Trust                                                                          2,644,299
    32,400   Simon Property Group, Inc.                                                                           2,687,256
---------------------------------------------------------------------------------------------------------------------------
             Total Retail                                                                                        21,147,613
             --------------------------------------------------------------------------------------------------------------
             SPECIALIZED - 8.0%
    78,500   Cogdell Spencer Inc.                                                                                 1,531,535
   350,000   DiamondRock Hospitality Company                                                                      5,183,500
   338,736   Hersha Hospitality Trust                                                                             3,146,857
   166,000   Nationwide Health Properties, Inc.                                                                   3,736,660
   293,800   Senior Housing Properties Trust                                                                      5,261,958
    90,700   Shurgard Storage Centers, Inc., Class A                                                              5,668,750
   190,400   U-Store-It Trust                                                                                     3,590,944
---------------------------------------------------------------------------------------------------------------------------
             Total Specialized                                                                                   28,120,204
             --------------------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS                                                   135,319,252
              (COST $101,800,369)
             --------------------------------------------------------------------------------------------------------------
    SHARES   DESCRIPTION (1)                                          COUPON                   RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST $25 PAR (OR SIMILAR) SECURITIES - 1.0% (0.8% OF TOTAL INVESTMENTS)
             RESIDENTIAL - 1.0%
   150,000   Apartment Investment & Management Company, Series        7.750%                          Ba3      $    3,690,000
              U
-----------------------------------------------------------------------------------------------------------------------------
             TOTAL REAL ESTATE INVESTMENT TRUST $25 PAR (OR SIMILAR) SECURITIES (COST                               3,690,000
              $3,750,000)
             ----------------------------------------------------------------------------------------------------------------

 PRINCIPAL
    AMOUNT                                                                                  RATINGS
     (000)   DESCRIPTION (1)                                     COUPON       MATURITY          (2)              VALUE
----------------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST CONVERTIBLE BONDS - 1.0% (0.6% OF TOTAL INVESTMENTS)
             OFFICE - 1.0%
$    3,715   Trizec Hahn Corporation                             3.000%        1/29/21          N/R     $    3,394,581
----------------------------------------------------------------------------------------------------------------------
$    3,715   TOTAL REAL ESTATE INVESTMENT TRUST CONVERTIBLE                                                  3,394,581
              BONDS (COST $2,711,748)
----------------------------------------------------------------------------------------------------------------------
 PRINCIPAL                                                       WEIGHTED
    AMOUNT                                                       AVERAGE      MATURITY      RATINGS
     (000)   DESCRIPTION (1)                                     COUPON            (3)          (2)              VALUE
----------------------------------------------------------------------------------------------------------------------
             VARIABLE RATE SENIOR LOAN INTERESTS - 25.2% (18.9% OF TOTAL INVESTMENTS) (4)
             AEROSPACE & DEFENSE - 1.8%
$    2,460   Hexcel Corporation, Term Loan B                     6.813%        3/01/12          BB-     $    2,467,615
     1,817   K&F Industries, Inc., Term Loan C                   7.110%       11/18/12           B2          1,820,452
     1,613   Vought Aircraft Industries, Inc., Term Loan         8.000%       12/22/11           B+          1,627,378
       364   Vought Aircraft Industries, Inc., Tranche B,        7.329%       12/22/10           B+            365,682
              Letter of Credit
----------------------------------------------------------------------------------------------------------------------
     6,254   Total Aerospace & Defense                                                                       6,281,127
----------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 1.7%
     2,500   Federal-Mogul Corporation, Term Loan A, (5)         7.600%        2/24/04          N/R          2,425,521
     1,874   Gen Tek Inc., Term Loan B                           7.524%       12/31/10           B2          1,888,409
     1,217   Tenneco Automotive Inc., Term Loan B                7.190%       12/12/10          BB-          1,228,429
       534   Tenneco Automotive Inc., Term Loan B-1              7.346%       12/12/10          BB-            539,627
----------------------------------------------------------------------------------------------------------------------
     6,125   Total Auto Components                                                                           6,081,986
----------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 1.1%
     1,965   Nortek, Inc., Term Loan B                           7.350%        8/27/11            B          1,965,308
       987   Stile Acquisition Corp. , Canadien Term Loan        7.111%        4/08/13           B2            978,880
       988   Stile Acquisition Corp., Term Loan B                7.111%        4/08/13           B2            980,548
----------------------------------------------------------------------------------------------------------------------
     3,940   Total Building Products                                                                         3,924,736
----------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.6%
     1,980   Rockwood Specialties Group, Inc., Term Loan E       7.126%        7/30/12           B+          1,986,325
----------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.7%
       670   Allied Waste North America, Inc., Letter of Credit  5.750%        3/21/12           B1            668,307
     1,723   Allied Waste North America, Inc., Term Loan B       6.759%        1/15/12           B1          1,717,958
----------------------------------------------------------------------------------------------------------------------
     2,393   Total Commercial Services & Supplies                                                            2,386,265
----------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

                                                                   WEIGHTED
   PRINCIPAL                                                        AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                       COUPON      MATURITY (3)    RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 1.4%
 $    2,955    Graham Packaging Company, L.P., Term Loan B           7.215%        10/07/11               B      $    2,963,126
        175    Smurfit-Stone Container Corporation,                  7.584%        11/01/11              B+             175,570
                Deposit-Funded Commitment
      1,250    Smurfit-Stone Container Corporation, Term Loan B      7.984%        11/01/11              B+           1,256,713
        424    Smurfit-Stone Container Corporation, Term Loan C      7.459%        11/01/11              B+             426,332
        133    Smurfit-Stone Container Corporation, Tranche C-1      7.375%        11/01/11              B+             133,782
-------------------------------------------------------------------------------------------------------------------------------
      4,937    Total Containers & Packaging                                                                           4,955,523
-------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
      1,000    Cebridge III LLC., Term Loan B                        7.379%        11/05/13              B+             995,536
      1,970    Intelsat, Ltd., Term Loan B                           8.750%         7/06/11               B           1,974,104
-------------------------------------------------------------------------------------------------------------------------------
      2,970    Total Diversified Telecommunication Services                                                           2,969,640
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 0.6%
      1,990    Mirant Corporation, Term Loan                         7.100%         1/03/13             BB-           1,988,756
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.5%
      1,583    Sensus Metering Systems Inc., Term Loan B-1           6.929%        12/17/10              B2           1,585,576
        210    Sensus Metering Systems Inc., Term Loan B-2           7.351%        12/17/10              B2             210,612
-------------------------------------------------------------------------------------------------------------------------------
      1,793    Total Electrical Equipment                                                                             1,796,188
-------------------------------------------------------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      1,000    Sensata Technologies B.V., Term Loan                  6.860%         4/27/13              B1             995,179
-------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS -- 0.8%
      2,926    Michael Foods, Inc., Term Loan B                      7.514%        11/20/10              B+           2,939,775
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
        668    Kinteic Concepts, Inc., Term Loan B-2                 7.250%         8/11/10             Ba3             673,095
-------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES -- 1.7%
      1,805    Davita Inc., Term Loan B                              7.153%        10/05/12              B1           1,810,624
      2,085    LifePoint Hospitals Holdings, Inc., Term Loan B       7.125%         4/15/12             Ba3           2,084,577
      1,995    Quintiles Transnational Corporation, Term Loan B      7.500%         3/31/13              B1           1,996,559
-------------------------------------------------------------------------------------------------------------------------------
      5,885    Total Health Care Providers & Services                                                                 5,891,760
-------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 3.0%
      1,995    24 Hour Fitness Worldwide, Inc., Term Loan B          7.809%         6/08/12               B           2,010,586
      2,582    Burger King Corporation, Term Loan B                  7.000%         6/30/12              B+           2,580,903
        122    Cracker Barrel Delayed Draw Term Loan B-2, (6) (7)    0.750%         4/28/13              BB                (229)
        878    Cracker Barrel Term Loan B-1                          6.630%         4/28/18              BB             876,724
      1,985    Penn National Gaming, Inc., Term Loan B               6.911%        10/03/12              BB           1,993,271
      3,000    Venetian Casino Resort, LLC, Term Loan                7.250%         6/15/11             BB-           3,007,032
-------------------------------------------------------------------------------------------------------------------------------
     10,562    Total Hotels, Restaurants & Leisure                                                                   10,468,287
-------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
      1,180    Conseco, Inc., Term Loan                              6.958%         6/22/10             BB-           1,182,451
-------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 1.1%
      1,730    Fidelity National Information Services, Term Loan     6.920%         3/09/13             BB+           1,731,149
                B
      1,980    SunGard Data Systems Inc., Term Loan B                7.660%         2/11/13              B+           1,989,075
-------------------------------------------------------------------------------------------------------------------------------
      3,710    Total IT Services                                                                                      3,720,224
-------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 4.8%
      1,995    Cablevision Systems Corporation, Incremental Term     6.886%         3/24/13             Ba3           1,987,311
                Loan
      2,000    Charter Communications Operating, LLC, Term Loan B    7.755%         4/28/13               B           2,006,324
      1,371    Dex Media West, LLC, Term Loan B                      6.771%         3/09/10              BB           1,366,899
        798    Emmis Operating Company, Term Loan                    7.047%        11/10/11              B+             800,910
      1,995    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B        7.749%         4/08/12              B+           2,007,016
      1,722    R. H. Donnelley Inc., Tranche D                       6.840%         6/30/11             Ba3           1,715,899
      1,980    Rainbow Media Holdings LLC, Term Loan                10.000%         3/31/12             Ba3           1,997,820
      1,896    Regal Cinemas Corporation, Term Loan                  7.238%        11/10/10             BB-           1,896,330
      1,000    UPC Broadband Holding BV, Term Loan J2                7.108%         3/29/13               B             999,822
      1,000    UPC Broadband Holding BV, Term Loan K2                7.108%        12/31/13               B             999,822
      1,951    WMG Acquisition Corp., Term Loan                      7.222%         2/28/11              B+           1,957,991
-------------------------------------------------------------------------------------------------------------------------------
     17,708    Total Media                                                                                           17,736,144
-------------------------------------------------------------------------------------------------------------------------------

                                                                   WEIGHTED
   PRINCIPAL                                                        AVERAGE
AMOUNT (000)   DESCRIPTION (1)                                       COUPON      MATURITY (3)    RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.3%
 $      683    Amsted Industries Incorporated, Delayed Draw Term     2.000%         4/05/11              B1      $       (5,126)
                Loan, (6) (7)
        951    Amsted Industries Incorporated, Term Loan B           7.069%         4/05/13              B1             957,965
-------------------------------------------------------------------------------------------------------------------------------
      1,634    Total Metals & Mining                                                                                    952,839
-------------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - 0.3%
        949    Neiman Marcus Group Inc., Term Loan                   7.770%         3/28/13              B+             956,953
-------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES - 0.6%
        371    NRG Energy Inc., Credit-Linked Deposit                7.499%         2/01/13             BB-             372,081
      1,625    NRG Energy Inc., Term Loan                            7.231%         2/01/13             BB-           1,628,202
-------------------------------------------------------------------------------------------------------------------------------
      1,996    Total Multi-Utilities                                                                                  2,000,283
-------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 0.6%
        387    Targa Resources Inc., Synthetic Letter of Credit      7.624%        10/31/12              B+             388,185
      1,601    Targa Resources Inc., Term Loan B                     7.330%        10/31/12              B+           1,605,309
-------------------------------------------------------------------------------------------------------------------------------
      1,988    Total Oil, Gas & Consumable Fuels                                                                      1,993,494
-------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.6%
      1,990    Georgia-Pacific Corporation, Term Loan B              7.340%        12/20/12             BB-           1,988,446
-------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
      1,500    LNR Property Corporation, Term Loan B, WI/DD            TBD              TBD              B2           1,506,563
      1,438    LNR Property Corporation, Term Loan                   8.132%         2/03/08              B2           1,440,208
-------------------------------------------------------------------------------------------------------------------------------
      2,938    Total Real Estate Management & Development                                                             2,946,771
-------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.3%
        111    Hertz Corporation, Synthetic Term Loan                5.424%        12/21/12             BB+             111,554
         92    Hertz Corporation, Delayed Draw Term Loan (6)         2.250%        12/21/12             BB+                 347
        793    Hertz Corporation, Term Loan                          7.338%        12/21/12             BB+             795,788
-------------------------------------------------------------------------------------------------------------------------------
        996    Total Road & Rail                                                                                        907,689
-------------------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS - 0.3%
        196    Brenntag Holdings, Acquisition Facility Term Loan     7.440%         1/20/14              B2             198,327
        804    Brenntag Holdings, Term Loan                          7.440%         1/20/14              B-             810,467
-------------------------------------------------------------------------------------------------------------------------------
      1,000    Total Trading Companies & Distributors                                                                 1,008,794
-------------------------------------------------------------------------------------------------------------------------------
 $   89,512    TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                       88,732,730
                $88,569,034)
-------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                      COUPON          MATURITY     RATINGS (2)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               EMERGING MARKETS SOVEREIGN DEBT AND FOREIGN CORPORATE BONDS - 27.7% (20.8% OF TOTAL INVESTMENTS)
               ARGENTINA - 2.2%
 $      885    Argentine Beverages Financial Trust, 144A             7.375%         3/22/12             N/R      $      854,025
         71    Banco de Galicia y Buenos Aires SA, Reg S             8.190%         1/01/10             N/R              70,181
      4,305    Republic of Argentina                                 4.889%         8/03/12               B           3,581,760
      7,350    Republic of Argentina                                 1.330%        12/31/38               B           2,682,750
        545    Transportadora de Gas del Sur SA, Series B-A, Reg     7.500%        12/15/13            CCC+             520,475
                S
-------------------------------------------------------------------------------------------------------------------------------
     13,156    Total Argentina                                                                                        7,709,191
-------------------------------------------------------------------------------------------------------------------------------
               BRAZIL - 1.3%
        550    Banco Votorantim SA, 144A                             6.875%        10/14/15              BB             543,125
        405    Centrais Eletricas Brasileiras S.A., 144A             7.750%        11/30/15              BB             397,913
        400    Cia Brasileira de Bebidas                            10.500%        12/15/11             BBB             467,000
      1,075    Federative Republic of Brazil                         8.000%         1/15/18              BB           1,136,813
      1,110    Federative Republic of Brazil                         8.250%         1/20/34              BB           1,168,275
        425    Vale Overseas Limited                                 6.250%         1/11/16            BBB+             406,938
        390    Vale Overseas Limited                                 8.250%         1/17/34            BBB+             422,663
-------------------------------------------------------------------------------------------------------------------------------
      4,355    Total Brazil                                                                                           4,542,727
-------------------------------------------------------------------------------------------------------------------------------
               BULGARIA - 0.4%
      1,100    Republic of Bulgaria, Reg S                           8.250%         1/15/15             BBB           1,247,290
-------------------------------------------------------------------------------------------------------------------------------
               CHILE - 1.3%
        600    Coldelco Inc., Reg S                                  6.375%        11/30/12              A2             612,300
        450    Corporacion Nacional del Cobre de Chile, Reg S        5.625%         9/21/35             Aa3             404,225
      1,100    Corporacion Nacional del Cobre                        4.750%        10/15/14             Aa3           1,007,273
        430    Corporacion Nacional del Cobre, 144A                  5.500%        10/15/13             Aa3             416,228
      1,100    Empresa Nacional del Petroleo, 144A                   4.875%         3/15/14               A           1,007,447

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                     COUPON       MATURITY    RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------
               CHILE (continued)
 $      550    Enersis SA                                          7.375%        1/15/14          BBB-      $      557,759
        550    Republic of Chile                                   6.875%        4/28/09             A             565,895
--------------------------------------------------------------------------------------------------------------------------
      4,780    Total Chile                                                                                       4,571,127
--------------------------------------------------------------------------------------------------------------------------
               CHINA - 0.2%
        610    China Development Bank                              5.000%       10/15/15            A2             570,371
--------------------------------------------------------------------------------------------------------------------------
               COLOMBIA - 0.8%
        950    Republic of Colombia                                10.500%       7/09/10            BB           1,073,500
      1,255    Republic of Colombia                                10.000%       1/23/12            BB           1,424,425
        350    Republic of Colombia                                11.750%       2/25/20            BB             462,000
--------------------------------------------------------------------------------------------------------------------------
      2,555    Total Colombia                                                                                    2,959,925
--------------------------------------------------------------------------------------------------------------------------
               DOMINICAN REPUBLIC - 0.7%
      2,485    Dominican Republic, Reg S                           4.520%        1/23/18             B           2,609,259
--------------------------------------------------------------------------------------------------------------------------
               ECUADOR - 1.0%
      1,125    Republic of Ecuador, 144A                           9.375%       12/15/15          CCC+           1,119,375
      2,375    Republic of Ecuador, Reg S                          9.000%        8/15/30          CCC+           2,291,875
--------------------------------------------------------------------------------------------------------------------------
      3,500    Total Ecuador                                                                                     3,411,250
--------------------------------------------------------------------------------------------------------------------------
               EL SALVADOR - 1.0%
      1,275    Republic of El Salvador, 144A                       7.650%        6/15/35          Baa3           1,230,375
        285    Republic of El Salvador, Reg S                      7.650%        6/15/35          Baa3             276,450
        750    Republic of El Salvador, Reg S                      8.500%        7/25/11          Baa3             810,000
      1,080    Republic of El Salvador, Reg S                      7.750%        1/24/23          Baa3           1,139,400
--------------------------------------------------------------------------------------------------------------------------
      3,390    Total El Salvador                                                                                 3,456,225
--------------------------------------------------------------------------------------------------------------------------
               HONG KONG - 0.2%
        890    HKSAR Government, 144A                              5.125%        8/01/14           AA-             852,289
--------------------------------------------------------------------------------------------------------------------------
               INDONESIA - 0.4%
        390    Adaro Finance B.V., 144A                            8.500%       12/08/10           Ba3             388,050
        315    Excelcomindo Finance Company B.V., 144A             7.125%        1/18/13           BB-             301,219
        705    Republic of Indonesia, 144A                         7.250%        4/20/15            B+             710,288
--------------------------------------------------------------------------------------------------------------------------
      1,410    Total Indonesia                                                                                   1,399,557
--------------------------------------------------------------------------------------------------------------------------
               KAZAKHSTAN - 0.4%
      1,040    Intergas Finance B.V.                               6.875%       11/04/11          Baa2           1,021,477
        212    Kazkommerts International BV, 144A                  8.000%       11/03/15          Baa2             206,700
        300    Tengizchevroil Finance Company, 144A                6.124%       11/15/14          BBB-             291,375
--------------------------------------------------------------------------------------------------------------------------
      1,552    Total Kazakhstan                                                                                  1,519,552
--------------------------------------------------------------------------------------------------------------------------
               MALAYSIA - 1.5%
      1,100    Malaysia                                            8.750%        6/01/09            A-           1,183,538
      1,000    Malaysia                                            7.500%        7/15/11            A-           1,066,898
      1,025    Penerbangan Malaysia Berhad                         5.625%        3/15/16            A-             979,718
      1,125    Petronas Capital Limited, Reg S                     7.000%        5/22/12            A1           1,179,791
        200    Petronas Capital Limited, Reg S                     7.875%        5/22/22            A-             229,641
        550    Sarawak International Inc.                          5.500%        8/03/15            A-             509,162
--------------------------------------------------------------------------------------------------------------------------
      5,000    Total Malaysia                                                                                    5,148,748
--------------------------------------------------------------------------------------------------------------------------
               MEXICO - 1.5%
        895    Conproca SA, Reg S                                  12.000%      12/16/10          BBB-           1,035,963
      1,200    Pemex Project Funding Master Trust                  8.500%        2/15/08          Baa1           1,249,500
        590    Pemex Project Funding Master Trust                  9.375%       12/02/08          Baa1             634,250
      1,395    Pemex Project Funding Master Trust,                 5.750%       12/15/15          Baa1           1,286,539
        405    Pemex Project Funding Master Trust, 144A            5.750%       12/15/15          Baa1             373,511
        275    Petroleos Mexicanos                                 8.850%        9/15/07          Baa1             284,350
        446    United Mexican States                               7.500%        1/14/12          Baa1             473,875
--------------------------------------------------------------------------------------------------------------------------
      5,206    Total Mexico                                                                                      5,337,988
--------------------------------------------------------------------------------------------------------------------------
               PANAMA - 1.2%
        990    Republic of Panama                                  9.625%        2/08/11           Ba1           1,103,850
        585    Republic of Panama                                  9.375%        4/01/29           Ba1             693,225
      2,114    Republic of Panama                                  6.700%        1/26/36           Ba1           1,944,880
        575    Republic of Panama                                  7.125%        1/29/26           Ba1             557,750
--------------------------------------------------------------------------------------------------------------------------
      4,264    Total Panama                                                                                      4,299,705
--------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               PERU - 1.7%
 $    1,825    Republic of Peru                                         9.125%        2/21/12            BB      $    2,025,750
        600    Republic of Peru                                         9.875%        2/06/15            BB             705,000
        582    Republic of Peru                                         5.000%        3/07/17            BB             557,265
      1,126    Republic of Peru                                         5.000%        3/07/17            BB           1,083,534
        575    Republic of Peru                                         7.350%        7/21/25            BB             554,875
      1,100    Republic of Peru                                         8.750%       11/21/33            BB           1,229,250
-------------------------------------------------------------------------------------------------------------------------------
      5,808    Total Peru                                                                                             6,155,674
-------------------------------------------------------------------------------------------------------------------------------
               PHILIPPINES - 0.7%
        255    Bangko Sentral Pilipinas, Series A                       8.600%        6/15/27           BB-             269,981
        750    National Power Corporation, 144A                         9.444%        8/23/11           BB-             812,903
      1,275    Republic of the Philippines                              9.375%        1/18/17           BB-           1,421,625
-------------------------------------------------------------------------------------------------------------------------------
      2,280    Total Philippines                                                                                      2,504,509
-------------------------------------------------------------------------------------------------------------------------------
               QATAR - 0.6%
        329    Ras Laffan Liquefied Natural Gas Company, 144A           3.437%        9/15/09            A-             316,065
        689    Ras Laffan Liquified Natural Gas Company, Reg S          3.437%        9/15/09            A-             662,375
        575    Ras Laffan Liquified Natural Gas Company II, Reg S       5.298%        9/30/20            A1             535,605
        550    State of Qatar, Reg S                                    9.750%        6/15/30            A+             770,550
-------------------------------------------------------------------------------------------------------------------------------
      2,143    Total Qatar                                                                                            2,284,595
-------------------------------------------------------------------------------------------------------------------------------
               RUSSIAN FEDERATION - 2.9%
        500    Aries Vermogensverwaltung GmbH, Russian Federation       9.600%       10/25/14          BBB-             622,020
                Sovereign Collateralized Debt Obligation, Reg S
        805    GazStream SA, 144A                                       5.625%        7/22/13          Baa1             786,824
      2,675    Russia Federation, Reg S                                 5.000%        3/31/30           BBB           2,853,051
      2,050    Russia Ministry of Finance                               3.000%        5/14/08           BBB           1,939,505
        505    Russian Agricultural Bank                                7.175%        5/16/13            A3             501,844
        750    Russian Federation, Reg S                               11.000%        7/24/18           BBB           1,037,756
        400    Russian Ministry of Finance                             12.750%        6/24/28           BB+             676,512
        550    Saving Bank of the Russian Federation,                   6.230%        2/11/15          Baa2             539,990
                Participations
      1,000    VTB Capital SA, Series 144A                              7.500%       10/12/11            A2           1,028,750
-------------------------------------------------------------------------------------------------------------------------------
      9,235    Total Russian Federation                                                                               9,986,252
-------------------------------------------------------------------------------------------------------------------------------
               SERBIA - 0.6%
      2,500    Republic of Serbia, 144A                                 3.750%       11/01/24           BB-           2,087,500
-------------------------------------------------------------------------------------------------------------------------------
               SOUTH AFRICA - 1.0%
      3,255    Republic of South Africa                                 9.125%        5/19/09          BBB+           3,499,125
-------------------------------------------------------------------------------------------------------------------------------
               SOUTH KOREA - 0.5%
      2,020    Korea Development Bank                                   4.625%        9/16/10             A           1,928,969
-------------------------------------------------------------------------------------------------------------------------------
               THAILAND - 0.1%
        250    Bangkok Bank Public Company Limited, Reg S               9.025%        3/15/29          Baa2             287,583
-------------------------------------------------------------------------------------------------------------------------------
               TRINIDAD AND TOBAGO - 0.6%
        300    First Citizens Saint Lucia, Reg S                        5.125%        2/14/11            A2             288,651
        180    National Gas Company of Trinidad and Tobago              6.050%        1/15/36            A3             166,239
        480    Republic of Trinidad and Tobago, Reg S                   9.750%        7/01/20            A-           1,589,843
-------------------------------------------------------------------------------------------------------------------------------
        960    Total Trinidad and Tobago                                                                              2,044,733
-------------------------------------------------------------------------------------------------------------------------------
               TUNISIA - 0.6%
      2,065    Banque Cent de Tunisie                                   7.375%        4/25/12           BBB           2,157,925
-------------------------------------------------------------------------------------------------------------------------------
               TURKEY - 0.1%
        350    Republic of Turkey                                      11.750%        6/15/10           BB-             395,500
-------------------------------------------------------------------------------------------------------------------------------
               UKRAINE - 0.8%
        775    Republic of Ukraine, Reg S                               6.875%        3/04/11           BB-             759,500
      1,775    Republic of Ukraine                                      7.650%        6/11/13           BB-           1,788,313
        429    Ukraine Government, Reg S                                7.650%        3/15/07            B1             438,404
-------------------------------------------------------------------------------------------------------------------------------
      2,979    Total Ukraine                                                                                          2,986,217
-------------------------------------------------------------------------------------------------------------------------------
               URUGUAY - 1.2%
      2,150    Republic of Uruguay                                      7.250%        2/15/11             B           2,155,375
        790    Republic of Uruguay                                      7.500%        3/15/15             B             764,325
      1,300    Republic of Uruguay                                      8.000%       11/18/22             B           1,251,250
-------------------------------------------------------------------------------------------------------------------------------
      4,240    Total Uruguay                                                                                          4,170,950
-------------------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS June 30, 2006 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY    RATINGS (2)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
               VENEZUELA - 1.5%
 $      505    Petrozuata Finance Inc., Reg S                           8.220%        4/01/17           Ba3      $      475,963
      1,935    Republic of Venezuela                                    5.375%        8/07/10            B+           1,833,413
        500    Republic of Venezuela                                    6.090%        4/20/11           BB-             495,875
        125    Republic of Venezuela                                    8.500%       10/08/14           BB-             132,500
      2,415    Republic of Venezuela                                    5.750%        2/26/16           BB-           2,143,313
-------------------------------------------------------------------------------------------------------------------------------
      5,480    Total Venezuela                                                                                        5,081,064
-------------------------------------------------------------------------------------------------------------------------------
               VIETNAM - 0.7%
      2,470    Socialist Republic of Vietnam                            5.875%        3/14/16           BB-           2,411,704
-------------------------------------------------------------------------------------------------------------------------------
 $  100,288    TOTAL EMERGING MARKETS SOVEREIGN DEBT AND FOREIGN CORPORATE                                           97,617,504
                BONDS (COST $97,917,478)
-------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                         COUPON       MATURITY     RATINGS (2)             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 2.5% (1.8% OF TOTAL INVESTMENTS)
               HOTELS, RESTAURANTS & LEISURE - 1.2%
 $    2,000    Aztar Corporation                                        9.000%        8/15/11           Ba3      $    2,105,000
      2,000    MGM Mirage, Inc.                                         6.750%        8/01/07            BB           2,017,500
-------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Hotels, Restaurants & Leisure                                                                    4,122,500
-------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 1.2%
      2,000    D.R. Horton, Inc.                                        7.500%       12/01/07          BBB-           2,034,036
      2,000    KB Home                                                  8.625%       12/15/08           Ba2           2,082,504
-------------------------------------------------------------------------------------------------------------------------------
      4,000    Total Household Durables                                                                               4,116,540
-------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.1%
        395    Cospipa Commercial Limited, 144A                         8.250%        6/14/16          Baa2             397,963
-------------------------------------------------------------------------------------------------------------------------------
 $    8,395    TOTAL CORPORATE BONDS (COST $8,763,553)                                                                8,637,003
-------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                          COUPON       MATURITY                             VALUE
-------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.0% (2.3% OF TOTAL INVESTMENTS)
 $   10,603    Repurchase Agreement with State Street Bank, dated
                6/30/06, repurchase price $10,606,321,
                collateralized by $10,870,000 U.S. Treasury
                Notes, 4.125%, due
                8/15/08, value $10,815,650                              4.130%        7/03/06                    $   10,602,672
-----------
-------------------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $10,602,672)                                                       10,602,672
               ----------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS (COST $410,548,401) - 133.6%                                                       470,102,078
               ----------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - 0.5%                                                                   1,706,226
               ----------------------------------------------------------------------------------------------------------------
               FUNDPREFERRED SHARES, AT LIQUIDATION                                                                (120,000,000)
                VALUE - (34.1)%
               ----------------------------------------------------------------------------------------------------------------
               NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                     $  351,808,304
               ----------------------------------------------------------------------------------------------------------------

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      At or subsequent to June 30, 2006, this issue was under the protection of the Federal
                 Bankruptcy Court.
        (6)      Position represents an unfunded Senior Loan commitment outstanding at June 30, 2006.
        (7)      Negative value represents unrealized depreciation on Senior Loan commitment at June 30,
                 2006.
        N/R      Not rated.
      WI/DD      Purchased on a when-issued or delayed delivery basis.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.
      Reg S      Regulation S allows United States companies to sell securities to persons or entities located outside of the United States without registering those securities with the
                 Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
        TBD      Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES June 30, 2006 (Unaudited)

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $410,548,401)                     $470,102,078
Receivables:
  Dividends                                                      1,186,350
  Interest                                                       2,720,500
  Investments sold                                                 818,005
  Reclaims                                                          39,346
Other assets                                                        22,650
---------------------------------------------------------------------------
     Total assets                                              474,888,929
---------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                2,718,482
Accrued expenses:
  Management fees                                                  217,695
  Other                                                            102,037
FundPreferred share dividends payable                               42,411
---------------------------------------------------------------------------
     Total liabilities                                           3,080,625
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                     120,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $351,808,304
---------------------------------------------------------------------------
Common shares outstanding                                       20,145,123
---------------------------------------------------------------------------
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $      17.46
---------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    201,451
Paid-in surplus                                                284,729,686
Undistributed (Over-distribution of) net investment income      (6,399,108)
Accumulated net realized gain (loss) from investments           13,722,598
Net unrealized appreciation (depreciation) of investments       59,553,677
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $351,808,304
---------------------------------------------------------------------------
Authorized shares:
  Common                                                         Unlimited
  FundPreferred                                                  Unlimited
---------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Six Months Ended June 30, 2006 (Unaudited)

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $58,637)               $ 3,742,734
Interest (net of foreign tax withheld of $17,678)                  6,974,708
-----------------------------------------------------------------------------
Total investment income                                          $10,717,442
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                    2,078,727
FundPreferred shares - auction fees                                  148,768
FundPreferred shares - dividend disbursing agent fees                  7,397
Shareholders' servicing agent fees and expenses                        1,240
Custodian's fees and expenses                                         85,486
Trustees' fees and expenses                                            7,311
Professional fees                                                     13,962
Shareholders' reports - printing and mailing expenses                 46,679
Stock exchange listing fees                                            4,871
Investor relations expense                                            33,093
Other expenses                                                        13,157
-----------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                    2,440,691
  Custodian fee credit                                                (1,240)
  Expense reimbursement                                             (748,396)
-----------------------------------------------------------------------------
Net expenses                                                       1,691,055
-----------------------------------------------------------------------------
Net investment income                                              9,026,387
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                         13,774,786
Change in net unrealized appreciation (depreciation) of
  investments                                                      4,797,831
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           18,572,617
-----------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From and in excess of net investment income                       (2,608,389)
From accumulated net realized gains                                       --
-----------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to FundPreferred shareholders                (2,608,389)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $24,990,615
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS (Unaudited)

                                                                    SIX MONTHS
                                                                         ENDED       YEAR ENDED
                                                                       6/30/06         12/31/05
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $  9,026,387     $ 16,705,911
Net realized gain (loss) from investments                          13,774,786       21,214,600
Change in net unrealized appreciation (depreciation) of
  investments                                                       4,797,831         (928,498)
Distributions to Fundpreferred shareholders:
  From and in excess of net investment income                      (2,608,389)              --
  From net investment income                                               --       (1,861,555)
  From accumulated net realized gains                                      --       (1,922,933)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares
  from operations                                                  24,990,615       33,207,525
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                       (13,295,781)              --
From net investment income                                                 --      (14,320,955)
From accumulated net realized gains                                        --      (18,211,404)
-----------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to Common shareholders                            (13,295,781)     (32,532,359)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares offering cost adjustments                                    --           (4,043)
FundPreferred shares offering costs adjustments                            --           (4,043)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from
  capital share transactions                                               --           (8,086)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                           11,694,834          667,080
Net assets applicable to Common shares at the beginning of
  period                                                          340,113,470      339,446,390
-----------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period      $351,808,304     $340,113,470
-----------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                           $ (6,399,108)    $    478,675
-----------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CASH FLOWS Six Months Ended June 30, 2006 (Unaudited)

-----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                        $  24,990,615
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations to net
  cash provided by (used in) operating activities:
  Purchases of investments                                        (93,542,010)
  Proceeds from the sales of investments                          101,954,846
  Proceeds from (Purchases of) short-term investments, net         (3,174,100)
  Amortization/(Accretion) of premiums and discounts, net              87,467
  (Increase) Decrease in receivable for dividends                      96,980
  (Increase) Decrease in receivable for interest                      (14,177)
  (Increase) Decrease in receivable for investments sold              232,602
  (Increase) Decrease in receivable for reclaims                      (19,706)
  (Increase) Decrease in other assets                                 (11,043)
  Increase (Decrease) in payable for investments purchased           (211,896)
  Increase (Decrease) in accrued management fees                       (7,806)
  Increase (Decrease) in accrued other liabilities                    (20,325)
  Increase (Decrease) in FundPreferred share dividends
  payable                                                              (9,052)
  Net realized (gain) loss from investments                       (13,774,786)
  Net realized (gain) loss from paydowns                               72,668
  Change in net unrealized (appreciation) depreciation of
  investments                                                      (4,797,831)
  Capital gain and return of capital distributions from
  investments                                                       1,895,401
-----------------------------------------------------------------------------
  Net cash provided by (used in) operating activities              13,747,847
-----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                    (13,295,781)
-----------------------------------------------------------------------------
  Net cash provided by (used in) financing activities             (13,295,781)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                       452,066
Cash at the beginning of period                                      (452,066)
-----------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                       $          --
-----------------------------------------------------------------------------

Notes to
       FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt and foreign corporate bonds") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2006, the Fund had outstanding when-issued/delayed delivery commitments of $1,500,000. Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

Real estate investment trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 46.22% ordinary income, 37.32% long-term and short-term capital gains, and 16.46% return of REIT capital.

For the fiscal year ended December 31, 2005, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2006, the Fund applied the actual percentages for the twelve months ended December 31, 2005, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2005, are reflected in the accompanying financial statements.

The distributions made by the Fund to its shareholders during the six months ended June 30, 2006, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. For purposes of calculating "Undistributed (Over-distribution of) net investment income as of June 30, 2006, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2006, reflect an over-distribution of net investment income.

FundPreferred Shares
The Fund has issued and outstanding 2,400 Series T and 2,400 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments
The Fund is authorized to invest in derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such instruments during the six months ended June 30, 2006.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the six months ended June 30, 2006, nor during the fiscal year ended December 31, 2005.

3. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments) during the six months ended June 30, 2006, aggregated $93,542,010 and $101,954,846, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments, and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was $411,945,288.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2006, were as follows:

----------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                   $66,275,578
  Depreciation                                                    (8,118,788)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investments                                                    $58,156,790
----------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2005, the Fund's last tax year end, were as follows:

----------------------------------------------------------------------------
Undistributed net ordinary income *                               $1,742,465
Undistributed net long-term capital gains                                 --
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended, December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

----------------------------------------------------------------------------
Distributions from net ordinary income *                         $20,166,376
Distributions from net long-term capital gains *                  16,120,736
----------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                         FUND-LEVEL FEE RATE
------------------------------------------------------------------------
For the first $500 million                                         .7000%
For the next $500 million                                          .6750
For the next $500 million                                          .6500
For the next $500 million                                          .6250
For Managed Assets over $2 billion                                 .6000
------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS (1)                                               COMPLEX-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $55 billion                                                               .2000%
For the next $1 billion                                                                 .1800
For the next $1 billion                                                                 .1600
For the next $3 billion                                                                 .1425
For the next $3 billion                                                                 .1325
For the next $3 billion                                                                 .1250
For the next $5 billion                                                                 .1200
For the next $5 billion                                                                 .1175
For the next $15 billion                                                                .1150
For Managed Assets over $91 billion (2)                                                 .1400
---------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                               YEAR ENDING
SEPTEMBER 30,                             SEPTEMBER 30,
-------------------------------------------------------------------------------------
2003 *                             .32%   2008                                    .32%
2004                               .32    2009                                    .24
2005                               .32    2010                                    .16
2006                               .32    2011                                    .08
2007                               .32
-------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2006, the Fund had unfunded senior loan commitments of $898,075.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2006, there were no such outstanding participation commitments.

8. NEW ACCOUNTING PRONOUNCEMENT
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

9. SUBSEQUENT EVENTS
Distributions to Common Shareholders.
The Fund declared a distribution of $.1100 per Common share which was paid on August 1, 2006, to shareholders of record on July 15, 2006.

Borrowings
On August 15, 2006, the Fund entered into a commercial paper program ($45 million maximum) with Citibank's N.A.'s conduit financing agency, CHARTA, LLC ("CHARTA"), whose sole purpose is the issuance of high grade commercial paper. CHARTA uses the proceeds to make advances to the Fund and to many other borrowers who comprise CHARTA's total borrowing base. As of August 15, 2006, the Fund had borrowed the full $45 million maximum allowed under the commercial paper program.

Financial
       HIGHLIGHTS

Financial
       HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations
                                    ----------------------------------------------------------------
                                                               Distributions
                                                                    from Net   Distributions
                        Beginning                                 Investment    from Capital
                           Common                        Net       Income to        Gains to
                            Share          Net     Realized/   FundPreferred   FundPreferred
                        Net Asset   Investment    Unrealized          Share-          Share-
                            Value    Income(a)   Gain (Loss)        holders+        holders+   Total
----------------------------------------------------------------------------------------------------
Period Ended 12/31:
2006(c)                 $   16.88   $      .45   $       .92   $        (.13)* $          --   $1.24
2005                        16.85          .83          1.00            (.09)           (.10)   1.64
2004                        15.13          .81          2.23            (.06)           (.03)   2.95
2003(b)                     14.33          .18          1.01            (.01)             --    1.18
----------------------------------------------------------------------------------------------------

                                  Less Distributions
                       ----------------------------------------

                              Net                                      Offering
                       Investment    Capital                          Costs and      Ending
                        Income to   Gains to       Tax            FundPreferred      Common
                           Common     Common    Return                    Share       Share
                           Share-     Share-        of             Underwriting   Net Asset
                          holders    holders   Capital    Total       Discounts       Value
---------------------  --------------------------------------------------------------------
Period Ended 12/31:
2006(c)                $     (.66)*  $   --    $    --   $ (.66)  $          --   $   17.46
2005                         (.71)     (.90)        --    (1.61)             --       16.88
2004                         (.81)     (.41)      (.01)   (1.23)             --       16.85
2003(b)                      (.18)     (.02)      (.01)    (.21)           (.17)      15.13
---------------------

* Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2006.
**   Annualized.
*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**** After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.
(c)  For the six months ended June 30, 2006.

                                                                    Ratios/Supplemental Data
                                    ----------------------------------------------------------------------------------------
                 Total Returns                     Before Credit/Reimbursement    After Credit/Reimbursement****
              -------------------                  ----------------------------   ------------------------------
                                                                   Ratio of Net                     Ratio of Net
                            Based                     Ratio of       Investment       Ratio of        Investment
                               on                     Expenses        Income to       Expenses         Income to
                           Common     Ending Net    to Average          Average     to Average           Average
                 Based      Share         Assets    Net Assets       Net Assets     Net Assets        Net Assets
     Ending         on        Net     Applicable    Applicable       Applicable     Applicable        Applicable   Portfolio
     Market     Market      Asset      to Common     to Common        to Common      to Common         to Common    Turnover
      Value   Value***   Value***   Shares (000)      Shares++         Shares++       Shares++          Shares++        Rate
----------------------------------------------------------------------------------------------------------------------------
     $16.89       7.40%     7.38%   $    351,808         1.40%**          4.74%**        .97%**           5.17%**         20%
      16.35      16.36     10.21         340,113         1.42             4.53           .99              4.96            49
      15.57       8.04     20.44         339,446         1.50             4.74          1.06              5.19            46
      15.65       5.76      7.04         304,387       1.26**           4.51**           .87**          4.89**            28
----------------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
---  ---------------------------------------
     $   120,000    $   25,000    $  98,293
         120,000        25,000       95,857
         120,000        25,000       95,718
         120,000        25,000       88,414
---

                                 See accompanying notes to financial statements.

                 ANNUAL INVESTMENT
                 MANAGEMENT AGREEMENT
                 APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Fund and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Fund, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between the Fund and NAM and the Sub-Advisory Agreements between NAM and NWQ, Security Capital, Symphony and Wellington, respectively (each, a "Sub-Adviser"). NAM and the Sub-Advisers are each a "Fund Adviser."

THE APPROVAL PROCESS
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Fund. To assist the Board in its evaluation of the advisory contract with a Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

    - the nature, extent and quality of services provided by the Fund Adviser;

    - the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

    - the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);

    - the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

    - the expenses of the Fund Adviser in providing the various services;

    - the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the Fund (as applicable);

    - the advisory fees the Fund Adviser assesses to other types of investment products or clients;

    - the soft dollar practices of the Fund Adviser, if any; and

    - from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each advisory contract (which includes the Sub-Advisory Agreements) with the respective Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In reviewing the Fund Advisers, the Trustees considered the nature, extent and quality of the respective Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen has taken for its fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of each Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. With respect to each Sub-Adviser, the Trustees also received and reviewed an evaluation of the Sub-Adviser from NAM. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, the Fund's investment objectives and performance (as applicable). The Trustees noted that NAM recommended the renewal of the Sub-Advisory Agreements and considered the basis for such recommendation and any qualifications in connection therewith. Given the Trustees' experience with the Fund (including any other Nuveen funds advised by a Fund Adviser) and each Fund Adviser, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions as well as any refinements or improvements thereto. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as any additional refinements and improvements adopted to the portfolio management processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to each Sub-Adviser, the independent Trustees noted that the respective Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

With respect to NAM, NAM provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Fund operates in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Fund (including a new reporting system for quarterly portfolio holdings). In addition to the above, because the Fund utilizes Sub-Advisers, the Trustees also considered NAM's ability and procedures to monitor each Sub-Adviser's performance, business practices and compliance policies and procedures. In this regard, the Trustees noted the enhancements in the investment oversight process, including increased site visits and departments participating in investment oversight.

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISERS
The Board considered the investment performance for the Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for the Fund still may not adequately reflect the Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of the Fund's performance with that of the Performance Peer Group (such as, the Nuveen Diversified Dividend and Income Fund, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Tax-Advantaged Floating Rate Fund, and the Nuveen Real Estate Income Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses of the Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and the Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group may not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of

                 ANNUAL INVESTMENT
                 MANAGEMENT AGREEMENT APPROVAL PROCESS (continued)

   comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that the Fund's net total expense ratio was within an acceptable range compared to peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Fund. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Fund is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end funds, the Trustees believe such facts justify the different levels of fees.

   In considering the advisory fees of a Sub-Adviser, the Trustees also considered the pricing schedule that the Sub-Adviser charges for similar investment management services for other sponsors or clients. With respect to Symphony, the Trustees reviewed the generally higher fees for hedge funds and accounts it manages, which include performance fees.

   3. PROFITABILITY OF FUND ADVISERS
   In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. With respect to unaffiliated Sub-Advisers (i.e., Security Capital and Wellington), the Trustees also considered the Sub-Adviser's revenues from serving as a Sub-Adviser to the Fund, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Trustees were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Trustees determined that the advisory fees and expenses of the Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the Fund's assets grow. In addition to advisory fee breakpoints as assets in the Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, NAM may from time to time receive and have access to research generally provided to institutional clients.

The Trustees also considered the soft dollar arrangements, if any, of the Sub-Advisers. With respect to NWQ, the Trustees noted that such Sub-Adviser has engaged in soft dollar arrangements. The Trustees recognize NWQ benefits from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. At the May Meeting and in prior meetings, the Trustees have received and reviewed materials concerning NWQ's soft dollar arrangements, including the type of research received. NWQ has agreed to limit the type of research received with the use of soft dollars to that with intellectual content. The Trustees note that this Sub-Adviser's profitability may be lower if it was required to pay for this research with hard dollars. With respect to Security Capital, such Sub-Adviser does not enter into soft dollar arrangements; however, such Sub-Advisor may receive or have access to research generally provided to institutional clients. With respect to Symphony, such Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future. Finally, with respect to Wellington, the Trustees noted that while such Sub-Adviser does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Nuveen Diversified Dividend and Income Fund are done on a principal basis and, therefore, do not generate soft dollar credits.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund, and that the renewal of the respective Investment Management Agreement and Sub-Advisory Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY

NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

AUTOMATIC DIVIDEND
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund is amending the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                                     Notes

                                     Notes

                                     Notes

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

(back cover photo)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

                                                                     ESA-B-0606D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)*   /s/ Jessica R. Droeger
                            ---------------------------------------
                            Jessica R. Droeger
                            Vice President and Secretary

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 8, 2006

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 8, 2006

* Print the name and title of each signing officer under his or her signature.